December 1, 2008


     Important Notice Regarding Change in Investment Policy of Pioneer Small and Mid Cap Growth Fund Supplement to the Class A, Class B, Class C and Class Y Shares Prospectuses dated May 1, 2008 for Pioneer Small and Mid Cap Growth Fund


The fund will institute the following investment policy change on February 1, 2009 regarding the index it uses for market capitalization purposes, and the corresponding section of the prospectus will read as follows. Please refer to the prospectus for the full text of the supplemented section.

Basic information about the fund

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the Russell MidCap Growth Index. The size of the companies in the Index may change dramatically as a result of market conditions and the composition of the Index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.





                                                                  22601-00-1208
                                       (C) 2008 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC